INVESTOR PRESENTATION First Quarter 2022 Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s (the “Corporation”) management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2021, and in our Form 10-Q for the quarter ended March 31, 2022 to be filed with the Securities and Exchange Commission. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements which speak as of their respective dates.

NPLs decreased $28 million QoQ; ratio at 1.8% vs. 1.9% in Q4 2021 NCO ratio at 0.05% compared to (0.11%) the previous quarter ACL to loans of 2.29% compared to 2.38% in Q4 2021 Credit Metrics Net income of $212 million Net interest margin: Popular, Inc. 2.75%, BPPR 2.67% Earnings Signed an agreement with Evertec to acquire key customer channels and renegotiate contracts Entered into an Accelerated Share Repurchase Agreement (ASR) of $400 million, as part of the previously announced 2022 capital actions to repurchase up to $500 million of common stock Increased quarterly common stock dividend to $0.55 per share from $0.45 Quarter Events Capital Common Equity Tier 1 Capital ratio of 16.3% Tangible book value per share of $51.16 compared to $65.26 in Q4 2021; primarily due to unrealized losses on debt securities Q1 2022 Highlights

Business Metrics Issued $2.1 billion or 49,700 loans As of March 31, 2022: Outstanding loans: $173 million Recognized $10.6 million in income during Q1 2022; $8.1 million unamortized fee income remaining BPPR: Commercial loans, excluding PPP, increased $302 million or 4% in Q1 2022 The auto and lease financing portfolio increased 1% or $63 million QoQ Mortgage originations were 28% lower than Q1 2021 Credit and debit card sales (in dollars) were 5% higher than the same quarter in 2021 P.R public funds of $15 billion at the end of Q1 2022 reflected a net decrease of approximately $5 billion from Q4 2021 Deposits, excluding P.R. public funds, increased 3% QoQ Popular Bank: Commercial loans, excluding PPP, increased $173 million or 3% from Q4 2021 Continued decrease in total deposit cost to 0.36% in Q1 2022 vs. 0.40% in Q4 2021 Paycheck Protection Program (PPP) 1 Customers who have logged on to Popular’s web and/or mobile platform in the past 30 days BPPR Customer Engagement 1.96 million customers as of March 2022 (increased 6,000 since December 2021 and 38,000 since March 2021) 1.0% growth in active online users1 since December 2021 and 1.5% since March 2021 Deposits captured through digital channels were 67% in Q1 2022, compared to 69% in Q1 2021 Business Highlights

Economy 1 Source: United Automobile Importers Group (based on units) as of March 2022; 2 Source: Puerto Rico Economic Development Bank, as of February 2022;   3 Source: U.S. Bureau of Labor Statistics (Seasonally Adjusted) as of March 2022; 4 Credit and debit card sales pertain to BPPR customers only as of March 2022 New auto sales continue to demonstrate strong consumer demand, constrained somewhat by supply The Puerto Rico Economic Activity index is above pre-pandemic levels The recently revised total employment numbers show a robust employment situation 1 2 3 4 Puerto Rico – Key Indicators

6 Financial Summary

¹ FTE stands for fully taxable-equivalent basis. Represents a non-GAAP financial measure. See the Corporation’s earnings press release, Form 10Q and Form 10K filed with the Securities and Exchange Commission for the applicable periods, for a GAAP to non-GAAP reconciliation 2 Balances are at end of period Differences due to rounding Total Loans and Deposits ($ in billions)² Loan Yields, Deposit Cost and NIM (FTE) Money Market and Investment Securities ($ in billions)² Net Interest Margin Dynamics Q1 2022 net interest margin at 2.75%; FTE1 net interest margin at 3.05% Money market and investment securities to earning assets ratio at 55% FTE loan yield decreased 20 basis points QoQ to 6.06%, driven by PPP amortization Total deposit cost at 0.15% slightly lower than Q4 2021

Robust capital levels; Common Equity Tier 1 of 16.3% Leverage ratio of 7.0% impacted by the high proportion of zero-risk weighted assets on the balance sheet, which represented 43% of total assets 2022 capital actions: Entered into ASR of $400 million, as part of the previously announced 2022 capital actions to repurchase up to $500 million of common stock Increased quarterly common stock dividend to $0.55 per share from $0.45 Tangible book value per share of $51.16, a decrease of $14.10 from prior quarter, mainly driven by the $1.1 billion increase in accumulated unrealized losses on fixed rate debt securities available for sale and the impact of the $400 million ASR Capital Ratios (%) Note: Estimated for the current period Capital

Non-Performing Assets* NPAs and NPLs decreased by $22 million and $28 million QoQ, respectively NPL inflows remained flat QoQ: P.R. up by $5 million, while U.S. decreased by $5 million P.R. NPLs at $487 million, or 2.3% of loans, down by $27 million, mostly driven by lower mortgage NPLs U.S. NPLs at $33 million, or 0.4% of loans, flat QoQ OREO increased by $5 million QoQ mainly due to the end of the Covid-19 related foreclosure moratorium *Dollars in millions Differences due to rounding Non-Performing Loans* Total NPL Inflows* Non – Performing Assets

NCOs and NCO-to-Loan Ratio ($ in millions) Differences due to rounding NCOs at $4 million NCO ratio at 0.05% vs. (0.11%) in Q4 2021 ACL decreased by $18 million QoQ, mainly driven by reductions in qualitative reserves in the BPPR segment, due to substantial improvement in employment levels ACL-to-Loans ratio at 2.29% vs. 2.38% in Q4 2021 ACL-to-NPLs at 130% vs. 127% in Q4 2021 1 NCOs and Allowance for Credit Losses

Differences due to rounding ACL Movement: Moody’s February ‘22 vintage continues to show a favorable economic scenario A better-than-expected PR labor market contributed to the reductions in qualitative reserves Portfolio changes include changes in credit quality and volume mix. The increase is mainly due to higher commercial loan volume Economic Scenario: Probability weighted Moody’s scenarios Baseline scenario is assigned the highest probability, followed by the S3 scenario 2022 P.R. and U.S. Baseline forecast reduction for GDP growth is mainly due to changes in fiscal assumptions. 2023 GDP growth shows a slight increase when compared to previous expectations The 2022 and 2023 unemployment rate in U.S. and P.R. remain consistent QoQ Allowance for Credit Losses – Q1 2022 Movement

Capital 2022 Capital actions: Entered into an ASR of $400 million, as part of the previously announced 2022 capital actions to repurchase up to $500 million of common stock Increased quarterly common stock dividend to $0.55 per share from $0.45 Franchise Additional Value Investments in Evertec and Banco BHD León Market leader in Puerto Rico Well-positioned to take advantage of economic recovery Focus on customer service supported by broad branch network Differentiated digital offering for retail and commercial customers Diversified fee income driven by unmatched product breadth Strong risk-adjusted loan margins driven by a well-diversified portfolio Substantial liquidity with low deposit beta Mainland U.S. banking operation provides geographic diversification Commercial led strategy focused on small and medium-sized businesses Branch footprint in South Florida and New York Metro National niche banking focus in homeowners’ associations, healthcare and non-profit organizations Driving Value ESG Our business provides a powerful platform to make a difference in the lives of our customers, colleagues, communities and shareholders

INVESTOR PRESENTATION First Quarter Appendix 2022

Franchise Summary Corporate Structure Assets = $59 billion Assets = $11 billion Puerto Rico Operations United States Operations Assets = $70 billion Information as of March 31, 2022 ¹ Doing business as Popular Selected equity investments EVERTEC and Banco BHD León under Corporate segment Transaction processing, business processes outsourcing 16.26% stake Adjusted EBITDA of $76 million for the quarter ended December 31, 2021 Dominican Republic bank 15.84% stake 2021 net income of $179 million Industry Financial services Headquarters San Juan, Puerto Rico Assets $70 billion (among top 50 BHCs in the U.S.) Loans $29 billion Deposits $63 billion Banking branches 159 in Puerto Rico, 39 in the U.S. (28 in New York and New Jersey and 11 in Florida) and 10 in the U.S. and British Virgin Islands NASDAQ ticker symbol BPOP Market Cap $6 billion Corporate Structure – Popular Inc. Banco Popular de Puerto Rico Popular’s Insurance Subsidaries Popular North America, Inc. Popular Securities LLC Holding Companies (Including Equity Investments) Popular Bank 1 Popular Auto, LLC

Differences due to rounding Business Segments

Municipalities Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and/or a percentage of the sales and use tax Indirect exposure includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related Indirect Exposure The Corporation does not own any loans issued by the P.R. central government or its public corporations. As of March 31, 2022, our direct exposure to P.R. municipalities was $346 million, down by $3 million QoQ P.R. Public Sector Exposure

FICO Mix of Consumer Originations

Senior Unsecured Ratings Moody’s Ba3 Stable Outlook Fitch BBB- Stable Outlook S&P BB- Positive Outlook February Moody’s changes outlook to Positive from Negative April S&P upgrades to BB- from B+ revised outlook to Positive 2017 October Fitch and S&P change outlook to Negative from Positive 2018 May Fitch revised outlook to Positive 2019 April Moody's upgrades to B1 from B2 S&P revised outlook to Positive May Fitch upgrades to BB from BB- 2020 March S&P lowers outlook to Stable 2021 March Moody’s revised outlook to Positive April Moody’s upgrades to Ba3 from B1 Fitch and S&P revised outlook to Positive June Fitch upgrades to BBB- from BB, revised outlook to Stable Popular Inc. Credit Ratings

INVESTOR PRESENTATION First Quarter 2022